Exhibit 99.1

Supplemental Information

(Unaudited)

March 31, 2009

Corporate Office Properties Trust

Index to Supplemental Information (Unaudited)

March 31, 2009

Page

Highlights and Discussion

Reporting Period Highlights — Quarter Ended March 31, 2009	1
Forward-Looking Statements	2

Financial Statements

Quarterly Selected Financial Summary Data	4
Quarterly Consolidated Balance Sheets	5
Quarterly Consolidated Statements of Operations	6
Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted FFO (AFFO), Earnings Per Share (EPS) and as adjusted amounts	7
Quarterly Consolidated Reconciliations of Earnings Before Interest, income Taxes, Depreciation and Amortization (EBITDA), Combined Net Operating Income (NOI), Discontinued Operations, Gains on Sales of Real Estate and Certain Non-GAAP Measures	8

Selected Financial Analyses

Quarterly Equity Analysis	9
Quarterly Debt Analysis	10
Debt Maturity Schedule — March 31, 2009	11
Quarterly Operating Ratios	12
Quarterly Dividend Analysis	13
Investor Composition and Analyst Coverage	14

Portfolio Summary

Property Summary by Region — March 31, 2009 — Wholly Owned Properties	15
Property Summary by Region — March 31, 2009 — Joint Venture Properties	21
Property Occupancy Rates by Region by Quarter — Wholly Owned Properties	22
Property Occupancy Rates by Region by Quarter — Joint Venture Properties	23
Top Twenty Office Tenants of Wholly Owned Properties as of March 31, 2009	24
Combined Real Estate Revenue and Combined Net Operating Income by Geographic Region by Quarter	25
Same Office Property Cash and GAAP Net Operating Income by Quarter	26
Average Occupancy Rates by Region for Same Office Properties for Quarter	27
Office Lease Expiration Analysis by Year for Wholly Owned Properties	28
Quarterly Office Renewal Analysis for Wholly Owned Properties as of March 31, 2009	29
Development Summary as of March 31, 2009	30
Total Development Placed into Service as of March 31, 2009	32
Land Inventory as of March 31, 2009	33
Joint Venture Summary as of March 31, 2009	34
Reconciliations of Non GAAP Measurements	35

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations.  The information in this package is unaudited, furnished to the Securities and Exchange Commission (“SEC”) and should be read in conjunction with our quarterly and annual reports.  If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Senior Vice President and Treasurer at (443) 285-5450 or maryellen.fowler@copt.com.  Reconciliations between GAAP and non GAAP measurements have been provided.  Refer to our Form 8-K for definitions of certain terms used herein.

Certain amounts reported herein for prior periods reflect adjustments associated with our retrospective adoption on January 1, 2009 of Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements,” FASB Staff Position No. APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” and FASB Staff Position No. EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities” (“FSP EITF 03-6-1”).

Corporate Office Properties Trust (COPT) (NYSE: OFC) is a specialty office real estate investment trust (REIT) that focuses primarily on strategic customer relationships and specialized tenant requirements in the U.S. Government, Defense Information Technology and Data sectors.  The Company acquires, develops, manages and leases properties that are typically concentrated in large office parks primarily located adjacent to government demand drivers and/or in growth corridors.  More information on COPT can be found at www.copt.com.

Reporting Period Highlights — Quarter Ended March 31, 2009

Financial Results

•                  We reported net income available to common shareholders of $12.1 million, or $0.23 per diluted share, for the quarter ended March 31, 2009 as compared to $6.7 million, or $0.14 per diluted share, for the quarter ended March 31, 2008, representing an increase of 64% per share.

•                  We reported FFO of $44.8 million, or $0.67 per diluted share, for the quarter ended March 31, 2009 as compared to $35.9 million, or $0.56 per diluted share, for the quarter ended March 31, 2008, representing an increase of 20% per share.

•                  We reported diluted AFFO available to common share and common unit holders of $33.4 million for the quarter ended March 31, 2009 as compared to $24.2 million for the quarter ended March 31, 2008, representing an increase of 38%.

•                  Our diluted FFO payout ratio was 56% for the quarter ended March 31, 2009 as compared to 61% for the quarter ended March 31, 2008.  Our diluted AFFO payout ratio was 67% for the quarter ended March 31, 2009 as compared to 78% for the quarter ended March 31, 2008.

Development Activities

•                  During the quarter ended March 31, 2009, we placed into service an aggregate of 83,000 square feet in newly-constructed space in two properties.

•                  We executed a lease on 54,000 of a 78,000 square foot property to be constructed at North Gate Business Park in Aberdeen, Maryland with The MITRE Corporation for a ten-year term.

•                  Our recently redeveloped property located at 2900 Towerview Road in Herndon, Virginia became 100% leased with the execution of a 67,000 square foot lease with Qwest Corporation for an eight-year term.

Operations

•                  Our wholly owned portfolio was 92.8% occupied and 93.9% leased as of March 31, 2009.  Our entire portfolio was 92.4% occupied and 93.4% leased as of March 31, 2009.

•                  The weighted average lease term of our wholly owned portfolio was 4.6 years as of March 31, 2009, with an average contractual rental rate (including tenant reimbursements of operating costs) of $22.89 per square foot.

•                  Same office property cash NOI, excluding gross lease termination fees, increased for the quarter ended March 31, 2009 by $1.7 million, or 3%, as compared to the quarter ended March 31, 2008.  Including gross lease termination fees, our same office property cash NOI increased $5.2 million, or 9%, as compared to the quarter ended March 31, 2008.  Our same office portfolio for the quarter consists of 223 properties and represents 91.7% of the rentable square footage of our consolidated properties as of March 31, 2009.

•                  For the quarter ended March 31, 2009, we renewed 323,000 square feet, or 82%, of our expiring office leases (based upon square footage), with an average committed cost of $2.86 per square foot.  For our renewed space during the quarter ended March 31, 2009, we realized increases of 6% in total rent, as measured from the GAAP straight-line rent in effect preceding the renewal date, and 1% in total cash rent.  For our renewed and retenanted space of 391,000 square feet during the quarter ended March 31, 2009, we realized an increase of 4% in total rent, as measured from the GAAP straight-line rent in effect preceding the renewal date, and a decrease of 2% in total cash rent.  The average committed cost for our space renewed and retenanted during the quarter ended March 31, 2009 totaled $5.35 per square foot.

•                  We recognized $3.1 million in lease termination fees, net of write-offs of related straight-line rents and accretion of intangible assets and liabilities (i.e., SFAS 141 revenues), in the quarter ended March 31, 2009, as compared to $56,000 in the quarter ended March 31, 2008.

Financing Activity and Capital Transactions

•                  As of March 31, 2009, our ratio of debt to market capitalization was 52% and our ratio of debt to undepreciated book value of real estate assets was 57%.  We achieved an EBITDA to interest coverage ratio of 3.51x and an EBITDA to fixed charge coverage ratio of 2.86x for the quarter ended March 31, 2009.

Subsequent Event

•                  In April 2009, we issued approximately 3.0 million common shares in an underwritten public offering made in conjunction with our inclusion in the S&P MidCap 400 Index effective April 1, 2009.  The shares were issued at a public offering price of $24.35 per share for net proceeds of $72.1 million after underwriting discounts but before offering expenses.  The net proceeds were used to pay down our Revolving Credit Facility and for general corporate purposes.

Forward-Looking Statements

This supplemental information contains “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on our current expectations, estimates and projections about future events and financial trends affecting us.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate” or other comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Accordingly, we can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.

Important factors that may affect these expectations, estimates, and projections include, but are not limited to:

•                  our ability to borrow on favorable terms;

•                  general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability;

•                  adverse changes in the real estate markets including, among other things, increased competition with other companies;

•                  risk of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•                  risks of investing through joint venture structures, including risks that our joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with our objectives;

•                  our ability to satisfy and operate effectively under federal income tax rules relating to real estate investment trusts and partnerships;

•                  governmental actions and initiatives; and

•                  environmental requirements.

We undertake no obligation to update or supplement any forward-looking statements.  For further information, please refer to our filings with the Securities and Exchange Commission, particularly the section entitled “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2008.

Quarterly Selected Financial Summary Data

(dollars in thousands, except per share data)

	2009	2008 (as adjusted)
	March 31	December 31	September 30	June 30	March 31

Revenues from real estate operations	$106,844	$103,599	$101,086	$97,946	$97,002

Total revenues	181,733	168,944	191,088	120,370	107,616

Combined net operating income	67,811	66,813	65,223	64,063	62,543

EBITDA	64,539	70,509	62,372	60,327	60,150

Net income	18,166	21,437	13,788	13,910	12,181
Net income attributable to noncontrolling interests	(2,019)	(2,594)	(1,542)	(1,748)	(1,467)
Preferred share dividends	(4,025)	(4,026)	(4,025)	(4,026)	(4,025)
Net income available to common shareholders	$12,122	$14,817	$8,221	$8,136	$6,689

Diluted EPS	$0.23	$0.28	$0.17	$0.17	$0.14

Diluted EPS, excluding gain on early extinguishment of debt	$0.23	$0.15	$0.17	$0.17	$0.14

FFO	$44,817	$48,886	$39,533	$37,778	$35,909

Basic and diluted FFO available to common share and common unit holders	$40,071	$44,176	$35,038	$33,082	$31,296

Diluted FFO per share	$0.67	$0.74	$0.62	$0.59	$0.56

Diluted FFO per share, excluding gain on early extinguishment of debt	$0.67	$0.61	$0.62	$0.59	$0.56

Diluted AFFO available to common share and common unit holders	$33,366	$25,638	$25,453	$24,840	$24,216

Payout ratios:

Earnings payout	167.2%	130.1%	233.3%	199.1%	241.8%

Diluted FFO payout	55.8%	50.3%	63.4%	57.3%	60.5%

Diluted AFFO payout	67.0%	86.7%	87.2%	76.4%	78.2%

Total dividends/distributions	$26,539	$26,420	$26,394	$23,160	$23,134

Quarterly Consolidated Balance Sheets

(dollars in thousands)

	2009	2008 (as adjusted)
	March 31	December 31	September 30	June 30	March 31

Assets
Properties, net
Operating properties, net	$2,291,484	$2,283,870	$2,241,412	$2,245,003	$2,208,101
Properties under construction or development	517,928	494,596	497,287	457,402	410,029
Properties, net	2,809,412	2,778,466	2,738,699	2,702,405	2,618,130

Cash and cash equivalents	12,702	6,775	21,316	12,857	37,607
Restricted cash	15,408	13,745	15,534	23,066	16,712
Accounts receivable, net	12,737	13,684	13,044	23,452	19,832
Deferred rent receivable	65,346	64,131	62,137	59,238	56,330
Intangible assets on real estate acquisitions, net	85,774	91,848	98,282	104,136	102,647
Deferred charges, net	47,350	51,801	51,371	48,286	47,871
Prepaid and other assets	88,561	93,789	100,448	37,934	38,321
Total assets	$3,137,290	$3,114,239	$3,100,831	$3,011,374	$2,937,450

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$1,715,144	$1,704,123	$1,656,280	$1,704,351	$1,645,968
3.5% Exchangeable Senior Notes	153,488	152,628	186,806	185,779	184,766
Accounts payable and accrued expenses	111,135	93,625	93,676	82,526	66,210
Rents received in advance and security deposits	31,524	30,464	26,372	32,569	33,169
Dividends and distributions payable	25,891	25,794	25,774	22,548	22,519
Deferred revenue associated with acquired operating leases	9,880	10,816	11,832	12,762	10,665
Distributions in excess of investment in unconsolidated real estate joint ventures	4,809	4,770	4,668	4,506	4,215
Other liabilities	8,793	9,596	7,059	8,820	10,171
Total liabilities	2,060,664	2,031,816	2,012,467	2,053,861	1,977,683

Commitments and contingencies	—	—	—	—	—

COPT’s shareholders’ equity:
Preferred shares (aggregate liquidation preference of $216,333)	81	81	81	81	81
Common shares	544	518	515	477	476
Additional paid-in capital	1,148,424	1,112,734	1,107,053	977,528	974,317
Cumulative distributions in excess of net income	(170,714)	(162,572)	(158,106)	(147,145)	(139,084)
Accumulated other comprehensive loss	(3,256)	(4,749)	(1,676)	(2,615)	(4,368)
Total COPT shareholders’ equity	975,079	946,012	947,867	828,326	831,422
Noncontrolling interests
Common units in the Operating Partnership	81,793	117,356	121,528	110,128	111,124
Preferred units in the Operating Partnership	8,800	8,800	8,800	8,800	8,800
Other consolidated real estate joint ventures	10,954	10,255	10,169	10,259	8,421
Total noncontrolling interests	101,547	136,411	140,497	129,187	128,345
Total equity	1,076,626	1,082,423	1,088,364	957,513	959,767
Total liabilities and equity	$3,137,290	$3,114,239	$3,100,831	$3,011,374	$2,937,450

Quarterly Consolidated Statements of Operations

(in thousands, except per share data)

	2009	2008 (as adjusted)
	March 31	December 31	September 30	June 30	March 31

Revenues
Rental revenue	$89,522	$87,018	$85,060	$83,154	$81,710
Tenant recoveries and other real estate operations revenue	17,322	16,581	16,026	14,792	15,292
Construction contract revenues	74,539	64,920	89,653	21,899	10,136
Other service operations revenues	350	425	349	525	478
Total revenues	181,733	168,944	191,088	120,370	107,616

Expenses
Property operating expenses	39,033	36,786	35,854	33,957	34,542
Depreciation and amortization associated with real estate operations	26,491	27,290	25,583	24,955	24,892
Construction contract expenses	72,898	63,623	87,111	21,472	9,905
Other service operations expenses	425	429	546	454	602
General and administrative expenses	6,189	7,257	6,103	6,036	5,933
Total operating expenses	145,036	135,385	155,197	86,874	75,874

Operating income	36,697	33,559	35,891	33,496	31,742
Interest expense	(19,424)	(21,290)	(22,503)	(21,162)	(21,915)
Interest and other income	1,078	1,146	559	170	195
Gain on early extinguishment of debt	—	8,101	—	—	—

Income from continuing operations before equity in (loss) income of unconsolidated entities and income taxes	18,351	21,516	13,947	12,504	10,022
Equity in (loss) income of unconsolidated entities	(115)	20	(57)	(56)	(54)
Income tax (expense) benefit	(70)	(99)	(97)	107	(112)
Income from continuing operations	18,166	21,437	13,793	12,555	9,856
Discontinued operations, net of income taxes	—	—	(9)	1,314	1,266
Income before gain on sales of real estate	18,166	21,437	13,784	13,869	11,122
Gain on sales of real estate, net of income taxes	—	—	4	41	1,059

Net income	18,166	21,437	13,788	13,910	12,181
Less net income attributable to noncontrolling interests
Common units in the Operating Partnership	(1,804)	(2,389)	(1,467)	(1,461)	(1,202)
Preferred units in the Operating Partnership	(165)	(165)	(165)	(165)	(165)
Other consolidated entities	(50)	(40)	90	(122)	(100)

Net income attributable to COPT	16,147	18,843	12,246	12,162	10,714
Preferred share dividends	(4,025)	(4,026)	(4,025)	(4,026)	(4,025)

Net income available to common shareholders	$12,122	$14,817	$8,221	$8,136	$6,689

For diluted EPS computations:
Numerator for diluted EPS
Net income available to common shareholders	$12,122	$14,817	$8,221	$8,136	$6,689
Amount allocable to restricted shares	(268)	(200)	(192)	(166)	(170)
Numerator for diluted EPS	$11,854	$14,617	$8,029	$7,970	$6,519

Denominator:
Weighted average common shares - basic	51,930	51,120	47,273	47,110	47,001
Dilutive effect of stock option awards	498	567	779	790	704
Weighted average common shares - diluted	52,428	51,687	48,052	47,900	47,705

Diluted EPS	$0.23	$0.28	$0.17	$0.17	$0.14

Quarterly Consolidated Reconciliations of FFO, AFFO, EPS

and as adjusted amounts

(in thousands, except per share data)

	2009	2008 (as adjusted)
	March 31	December 31	September 30	June 30	March 31

Net income	$18,166	$21,437	$13,788	$13,910	$12,181
Combined real estate related depreciation and amortization	26,491	27,290	25,583	24,955	24,944
Depreciation and amortization of unconsolidated real estate entities	160	159	162	163	164
Gain on sales of operating properties, net of income taxes	—	—	—	(1,250)	(1,380)
FFO	44,817	48,886	39,533	37,778	35,909

Noncontrolling interests - preferred units in the Operating Partnership	(165)	(165)	(165)	(165)	(165)
Noncontrolling interests - other consolidated entities	(50)	(40)	90	(122)	(100)
Preferred share dividends	(4,025)	(4,026)	(4,025)	(4,026)	(4,025)
Depreciation and amortization allocable to noncontrolling interests in other consol. entities	(53)	(72)	(74)	(75)	(49)
Basic and diluted FFO allocable to restricted shares	(453)	(407)	(321)	(308)	(274)
Basic and diluted FFO available to common share and common unit holders	40,071	44,176	35,038	33,082	31,296

Straight line rent adjustments	(1,140)	(1,927)	(2,850)	(2,778)	(2,656)
Amortization of deferred market rental revenue	(380)	(606)	(555)	(458)	(445)
Recurring capital expenditures	(5,883)	(8,682)	(7,008)	(5,821)	(4,782)
Amortization of discount on Exchangeable Senior Notes, net of amounts capitalized	698	778	828	815	803
Gain on early extinguishment of debt	—	(8,101)	—	—	—
Diluted AFFO available to common share and common unit holders	$33,366	$25,638	$25,453	$24,840	$24,216

Preferred dividends	$4,025	$4,026	$4,025	$4,026	$4,025
Preferred distributions	165	165	165	165	165
Common distributions	2,085	2,946	3,021	2,772	2,771
Common dividends	20,264	19,283	19,183	16,197	16,173
Total dividends/distributions	$26,539	$26,420	$26,394	$23,160	$23,134

Denominator for diluted EPS	52,428	51,687	48,052	47,900	47,705
Common units	7,253	7,993	8,130	8,151	8,154
Denominator for diluted FFO per share	59,681	59,680	56,182	56,051	55,859

Diluted FFO available to common share and common unit holders	$40,071	$44,176	$35,038	$33,082	$31,296
Gain on early extinguishment of debt	—	(8,101)	—	—	—
Gain on early extinguishment of debt allocable to restricted shares	—	75	—	—	—
Diluted FFO available to common share and common unit holders, excluding gain on early extinguishment of debt	$40,071	$36,150	$35,038	$33,082	$31,296
Diluted FFO per share, excluding gain on early extinguishment of debt	$0.67	$0.61	$0.62	$0.59	$0.56

Numerator for diluted EPS computation	$11,854	$14,617	$8,029	$7,970	$6,519
Gain on early extinguishment of debt	—	(8,101)	—	—	—
Minority interests share of gain on early extinguishment of debt	—	1,123	—	—	—
Numerator for diluted EPS computation, excluding gain on early extinguishment of debt	$11,854	$7,639	$8,029	$7,970	$6,519
Diluted EPS, excluding gain on early extinguishment of debt	$0.23	$0.15	$0.17	$0.17	$0.14

Quarterly Consolidated Reconciliations of EBITDA, Combined NOI, Discontinued Operations,

Gains on Sales of Real Estate and Certain Non-GAAP Measures

(in thousands)

	2009	2008 (as adjusted)
	March 31	December 31	September 30	June 30	March 31

Net income	$18,166	$21,437	$13,788	$13,910	$12,181
Combined interest expense	19,424	21,290	22,503	21,172	21,956
Combined income tax expense (benefit) (1)	70	99	97	(102)	685
Depreciation of furniture, fixtures and equipment (FF&E)	388	393	401	392	384
Combined real estate related depreciation and other amortization	26,491	27,290	25,583	24,955	24,944
EBITDA	$64,539	$70,509	$62,372	$60,327	$60,150
Add back:
General and administrative	6,189	7,257	6,103	6,036	5,933
Depreciation of FF&E included in general and administrative expense	(388)	(393)	(401)	(392)	(384)
Income from service operations	(1,566)	(1,293)	(2,345)	(498)	(107)
Interest and other income	(1,078)	(1,146)	(559)	(170)	(195)
Gain on sales of depreciated real estate properties	—	—	—	(1,250)	(1,276)
Gain on early extinguishment of debt	—	(8,101)	—	—	—
Non-operational property sales and real estate services	—	—	(4)	(46)	(1,632)
Equity in loss (income) of unconsolidated entities	115	(20)	57	56	54
Combined net operating income (“NOI”)	$67,811	$66,813	$65,223	$64,063	$62,543

Discontinued Operations
Revenues from real estate operations	$—	$—	$3	$85	$270
Property operating expenses	—	—	(12)	(11)	(187)
Depreciation and amortization	—	—	—	—	(52)
Income taxes	—	—	—	—	—
Interest	—	—	—	(10)	(41)
Gain on sales of depreciated real estate properties	—	—	—	1,250	1,276
Discontinued operations, net	$—	$—	$(9)	$1,314	$1,266

Gain on sales of real estate, net, per statements of operations	$—	$—	$4	$41	$1,059
Add income taxes	—	—	—	5	573
Gain on sales of real estate from discontinued operations	—	—	—	1,250	1,276
Combined gain on sales of real estate	—	—	4	1,296	2,908
Non-operational property sales and real estate services	—	—	(4)	(46)	(1,632)
Gain on sales of depreciated real estate properties	$—	$—	$—	$1,250	$1,276

(1) Includes income taxes from continuing operations, discontinued operations and gains on other sales of real estate (see components on page 35).

Quarterly Equity Analysis

(Dollars and shares in thousands except per share data)

	2009	2008 (as adjusted)
	March 31	December 31	September 30	June 30	March 31
Common Equity - End of Quarter
Common Shares	54,371	51,790	51,530	47,702	47,616
Common Units	5,598	7,908	8,111	8,151	8,151
Total	59,969	59,698	59,641	55,853	55,768
End of Quarter Common Share Price	$24.83	$30.70	$40.35	$34.33	$33.61
Market Value of Common Shares/Units	$1,489,030	$1,832,729	$2,406,514	$1,917,433	$1,874,353

Common Shares Trading Volume
Average Daily Volume (Shares)	1,571	1,289	649	438	548
Average Daily Volume	$39,397	$35,680	$24,908	$16,222	$16,981
As a Percentage of Weighted Average Common Shares	3.0%	2.5%	1.4%	0.9%	1.2%

Common Share Price Range (price per share)
Quarterly High	$30.92	$39.84	$43.50	$40.00	$36.16
Quarterly Low	$20.49	$20.39	$32.00	$33.65	$25.43
Quarterly Average	$25.08	$27.68	$38.37	$37.05	$30.97

Convertible Preferred Equity - End of Quarter
Convertible Series I Preferred Units Outstanding	352	352	352	352	352
Conversion Ratio	0.5000	0.5000	0.5000	0.5000	0.5000
Common Shares Issued Assuming Conversion	176	176	176	176	176

Convertible Series K Preferred Shares Outstanding	532	532	532	532	532
Conversion Ratio	0.8163	0.8163	0.8163	0.8163	0.8163
Common Shares Issued Assuming Conversion	434	434	434	434	434

Nonconvertible Preferred Equity - End of Quarter
Redeemable Series G Shares Outstanding	2,200	2,200	2,200	2,200	2,200
Redeemable Series H Shares Outstanding	2,000	2,000	2,000	2,000	2,000
Redeemable Series J Shares Outstanding	3,390	3,390	3,390	3,390	3,390
Total Nonconvertible Preferred Equity	7,590	7,590	7,590	7,590	7,590
Convertible Preferred Equity
Convertible Series K Shares Outstanding	884	884	884	884	884
Total Preferred Equity	8,474	8,474	8,474	8,474	8,474

Nonconvertible Preferred Equity ($25 par value)
Redeemable Series G Shares	$55,000	$55,000	$55,000	$55,000	$55,000
Redeemable Series H Shares	50,000	50,000	50,000	50,000	50,000
Redeemable Series J Shares	84,750	84,750	84,750	84,750	84,750
Total Nonconvertible Preferred Equity	$189,750	$189,750	$189,750	$189,750	$189,750

Convertible Preferred Equity ($25 par value)
Convertible Series I Units	$8,800	$8,800	$8,800	$8,800	$8,800
Convertible Preferred Equity ($50 par value)
Convertible Series K Shares	26,583	26,583	26,583	26,583	26,583
Total Convertible Preferred Equity	$35,383	$35,383	$35,383	$35,383	$35,383
Total Recorded Book Value of Preferred Equity	$225,133	$225,133	$225,133	$225,133	$225,133

Weighted Average Shares:
Common Shares Outstanding	51,930	51,120	47,273	47,110	47,001
Dilutive effect of share-based compensation awards	498	567	779	790	704
Common Units	7,253	7,993	8,130	8,151	8,154
Denominator for funds from operations per share - diluted	59,681	59,680	56,182	56,051	55,859

Capitalization
Recorded Book Value of Preferred Shares/Units	$225,133	$225,133	$225,133	$225,133	$225,133
Market Value of Common Shares/Units	1,489,030	1,832,729	2,406,514	1,917,433	1,874,353
Total Equity Market Capitalization	$1,714,164	$2,057,862	$2,631,648	$2,142,567	$2,099,487

Total Debt	$1,868,632	$1,856,751	$1,843,086	$1,890,130	$1,830,734

Total Market Capitalization	$3,582,796	$3,914,613	$4,474,734	$4,032,697	$3,930,221

Debt to Total Market Capitalization	52.2%	47.4%	41.2%	46.9%	46.6%
Debt to Total Assets	59.6%	59.6%	59.4%	62.8%	62.3%
Debt to Undepreciated Book Value of Real Estate Assets	57.4%	57.8%	58.0%	60.4%	60.5%

Quarterly Debt Analysis

(Dollars in thousands)

	2009		2008 (as adjusted)
	March 31		December 31		September 30		June 30		March 31
Debt Outstanding
Mortgage Loans	$1,157,252		$1,189,767		$1,193,659		$1,099,830		$1,144,879
Construction Loans (1)	133,892		121,856		82,121		139,521		104,089
Unsecured Revolving Credit Facility (2)	424,000		392,500		380,500		465,000		397,000
Exchangeable Senior Notes	153,488		152,628		186,806		185,779		184,766
	$1,868,632		$1,856,751		$1,843,086		$1,890,130		$1,830,734

Interest Rate Data
Fixed-Mortgage Loans	$935,852		$968,367		$972,259		$1,065,330		$1,110,379
Fixed-Exchangeable Senior Notes	153,488		152,628		186,806		185,779		184,766
Variable	459,292		485,756		534,021		489,021		385,589
Variable Subject to Interest Rate Protection (3)	320,000		250,000		150,000		150,000		150,000
	$1,868,632		$1,856,751		$1,843,086		$1,890,130		$1,830,734

% of Fixed Rate Loans (3)	75.42%		73.84%		71.03%		74.13%		78.94%
% of Variable Rate Loans (3)	24.58%		26.16%		28.97%		25.87%		21.06%
	100.00%		100.00%		100.00%		100.00%		100.00%

Average Contract Interest Rates
Mortgage & Construction Loans	5.38%		5.44%		5.50%		5.60%		5.81%
Unsecured Revolving Credit Facility	2.79%		3.89%		4.25%		4.24%		4.93%
Exchangeable Senior Notes (4)	3.50%		3.50%		3.50%		3.50%		3.50%
Total Weighted Average	4.82%		5.00%		5.11%		5.11%		5.42%

Coverage Ratios (excluding capitalized interest) — All coverage computations include the effect of discontinued operations
Interest Coverage - Combined NOI	3.69	x	3.30	x	3.05	x	3.16	x	2.95	x
Interest Coverage - EBITDA	3.51	x	3.48	x	2.92	x	2.97	x	2.84	x
Debt Service Coverage - Combined NOI	3.19	x	2.89	x	2.63	x	2.69	x	2.50	x
Debt Service Coverage - EBITDA	3.04	x	3.05	x	2.52	x	2.53	x	2.41	x
Fixed Charge Coverage - Combined NOI	3.00	x	2.73	x	2.55	x	2.62	x	2.47	x
Fixed Charge Coverage - EBITDA	2.86	x	2.88	x	2.44	x	2.46	x	2.37	x

(1) Includes $93.3 million due under our Revolving Construction Facility at March 31, 2009.  This facility provides for the borrowing of up to $225.0 million to finance construction of the Company’s wholly owned buildings.

(2) As of March 31, 2009, our borrowing capacity under the Revolving Credit Facility was $600.0 million, of which $159.8 million was available.

(3) Includes the effect of the following interest rate swaps in effect during certain of the periods set forth above that hedge the risk of changes in interest rates on certain of our one-month LIBOR-based variable rate debt:

Notional	One-Month	Effective	Expiration
Amount	Libor Base	Date	Date
$25,000	5.232%	5/1/06	5/1/09
$25,000	5.232%	5/1/06	5/1/09
$50,000	4.330%	10/23/07	10/23/09
$100,000	2.510%	11/3/08	12/31/09
$120,000	1.760%	1/2/09	5/1/2012

(4) Rate is on the stated face amount of the note.

Debt Maturity Schedule -  March 31, 2009

(Dollars in thousands)

		Non-Recourse Debt (1)			Recourse Debt (1)
Year of Maturity		Annual Amortization of Monthly Payments	Balloon Payments Due on Maturity	Weighted Average Interest Rate of Amounts Maturing (2)	Annual Amortization of Monthly Payments	Balloon Payments Due on Maturity	Weighted Average Interest Rate of Amounts Maturing (2)	Revolver (3)	Total Scheduled Payments

April - June		2,467	116	8.63%	195	41,339	2.00%	—	44,116
July - September		2,259	22,477	7.18%	199	—	0.00%	—	24,935
October - December		2,245	—	0.00%	205	—	0.00%	—	2,449
Total 2009		$6,970	$22,593	7.19%	$598	$41,339	2.00%	$—	$71,500

2010	(4)	$9,103	$52,177		$272	$12,481		$—	$74,033
2011	(5)	7,309	102,264		241	93,303		424,000	627,117
2012		5,816	257,523		260	—		—	263,600
2013		2,593	134,843		282	—		—	137,718
2014	(6)	890	8,212		305	—		—	9,407
2015		552	114,558		329	—		—	115,440
2016		321	113,169		356	—		—	113,846
2017		193	300,610		385	—		—	301,188
2018		—	—		417	—		—	417
2019		—	—		373	39		—	412
2020		—	—		—	—		—	—
		$33,747	$1,105,950		$3,819	$147,161		$424,000	$1,714,676

Net premium to adjust to fair value of debt	468
Mortgage and Other Loans Payable	$1,715,144

Exchangeable Senior Notes	$162,500
Net discount to adjust to fair value of debt	$(9,012)
Exchangeable Senior Notes (7)	$153,488

Total Debt	$1,868,632

Notes:

(1) Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions. The maturity dates presented above in the table assume that the extension options have not been exercised.

(2) For the variable rate loans expiring in 2009, the interest rate used for this calculation was the rate at March 31, 2009.

(3) As of March 31, 2009, our borrowing capacity under the Revolving Credit Facility was $600.0 million, of which $159.8 million was available.

(4) Includes $8.5 million maturing on a non-recourse loan that matures in September 2025 but will be called in October 2010.

(5) Includes $424.0 million due under our Revolving Credit Facility at March 31, 2009 that may be extended by us for a one-year period, subject to certain conditions.  Also includes $93.3 million due under our Revolving Construction Facility at March 31, 2009 that may be extended by us for a one-year period, subject to certain conditions; this facility provides for the borrowing of up to $225.0 million to finance construction of the Company’s wholly owned buildings.

(6) We have a $4.8 million non-recourse loan maturing in March 2034 that may be prepaid in March 2014, subject to certain conditions. The above table includes $4.3 million due on maturity of this loan in 2014.

(7) Exchangeable Senior Notes mature in September 2026 but are subject to a put by the holders in September 2011 and every five years thereafter.

Quarterly Operating Ratios

(Dollars in thousands except per share data and ratios)

	2009	2008 (as adjusted)
	March 31	December 31	September 30	June 30	March 31

OPERATING RATIOS – All computations include the effect of discontinued operations

Net Income as a % of Combined Real Estate Revenues
(Net Income / Combined Real Estate Revenues)	17.00%	20.69%	13.64%	14.19%	12.52%

Combined NOI as a % of Combined Real Estate Revenues
(Combined NOI / Combined Real Estate Revenues)	63.47%	64.49%	64.52%	65.35%	64.30%

EBITDA as a % of Combined Real Estate Revenues
(EBITDA / Combined Real Estate Revenues)	60.40%	68.06%	61.70%	61.54%	61.84%

G&A as a % of Net Income
(G&A / Net Income)	34.07%	33.85%	44.26%	43.39%	48.71%

G&A as a % of Combined Real Estate Revenues
(G&A / Combined Real Estate Revenues)	5.79%	7.00%	6.04%	6.16%	6.10%

G&A as a % of EBITDA
(G&A / EBITDA)	9.59%	10.29%	9.78%	10.01%	9.86%

Recurring Capital Expenditures	$5,883	$8,682	$7,008	$5,821	$4,782

Recurring Capital Expenditures per average square foot of wholly owned properties	$0.32	$0.47	$0.38	$0.32	$0.27

Recurring Capital Expenditures as a % of NOI (Combined NOI)	8.68%	12.99%	10.74%	9.09%	7.65%

Quarterly Dividend Analysis

	2009	2008 (as adjusted)
	March 31	December 31	September 30	June 30	March 31
Common Share Dividends
Dividends per share/unit	$0.3725	$0.3725	$0.3725	$0.3400	$0.3400
Increase over prior quarter	0.0%	0.0%	9.6%	0.0%	0.0%

Common Dividend Payout Ratios
Earnings Payout	167.2%	130.1%	233.3%	199.1%	241.8%

Diluted FFO Payout	55.8%	50.3%	63.4%	57.3%	60.5%

Diluted AFFO Payout	67.0%	86.7%	87.2%	76.4%	78.2%

Dividend Coverage - Diluted FFO	1.79x	1.99x	1.58x	1.74x	1.65x

Dividend Coverage - Diluted AFFO	1.49x	1.15x	1.15x	1.31x	1.28x

Common Dividend Yields
Dividend Yield	6.00%	4.85%	3.69%	3.96%	4.05%

Series I Preferred Unit Distributions
Preferred Unit Distributions Per Unit	$0.46875	$0.46875	$0.46875	$0.46875	$0.46875
Preferred Unit Distributions Yield	7.500%	7.500%	7.500%	7.500%	7.500%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series G Preferred Share Dividends
Preferred Share Dividends Per Share	$0.50000	$0.50000	$0.50000	$0.50000	$0.50000
Preferred Share Dividend Yield	8.000%	8.000%	8.000%	8.000%	8.000%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series H Preferred Share Dividends
Preferred Share Dividends Per Share	$0.46875	$0.46875	$0.46875	$0.46875	$0.46875
Preferred Share Dividend Yield	7.500%	7.500%	7.500%	7.500%	7.500%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series J Preferred Share Dividends
Preferred Share Dividends Per Share	$0.47656	$0.47656	$0.47656	$0.47656	$0.47656
Preferred Share Dividend Yield	7.625%	7.625%	7.625%	7.625%	7.625%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series K Preferred Share Dividends
Preferred Share Dividends Per Share	$0.70000	$0.70000	$0.70000	$0.70000	$0.70000
Preferred Share Dividend Yield	5.600%	5.600%	5.600%	5.600%	5.600%
Quarter End Recorded Book Value	$50.00	$50.00	$50.00	$50.00	$50.00

Investor Composition and Analyst Coverage

(as of March 31, 2009)

			As if Converted		Diluted
	Common	Common	Preferred		Ownership
	Shares	Units	Shares / Units	Total	% of Total
SHAREHOLDER CLASSIFICATION
Insiders	1,029,044	4,722,152	—	5,751,196	9.49%
Non-insiders	53,341,503	875,467	610,014	54,826,984	90.51%
	54,370,547	5,597,619	610,014	60,578,180	100.00%

	March 31,	December 31,	September 30,	June 30,	March 31,
	2009	2008	2008	2008	2008
RESEARCH COVERAGE
BMO Capital Markets	x	x	x	x	x
Citigroup Global Markets	x	x	x	x	x
Ferris, Baker Watts, Incorporated	n/a	n/a	n/a	n/a	x
Friedman Billings Ramsey & Co.	x	x	x	x	x
Green Street Advisors	x	x	x	x	x
Bank of America Merrill Lynch	x	x	x	x	x
RBC Capital Markets	x	x	x	x	x
Raymond James	x	x	x	x	x
Robert W. Baird & Co. Incorporated	x	x	x	x	x
Stifel, Nicolaus & Company, Incorporated	x	x	x	x	x
Wachovia Securities	x	x	x	x	x
Macquarie Securities	x	x	n/a	n/a	n/a

Property Summary by Region - March 31, 2009

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment
	Office Properties

	Baltimore /Washington Corridor

1	2730 Hercules Road	BWI Airport	NBP	1990	M	240,336
	300 Sentinel Drive (300 NBP)	BWI Airport	NBP		M		185,719
2	304 Sentinel Drive (304 NBP)	BWI Airport	NBP	2005	M	162,498
3	306 Sentinel Drive (306 NBP)	BWI Airport	NBP	2006	M	157,896
4	2720 Technology Drive (220 NBP)	BWI Airport	NBP	2004	M	156,730
5	302 Sentinel Drive (302 NBP)	BWI Airport	NBP	2007	M	155,731
6	2711 Technology Drive (211 NBP)	BWI Airport	NBP	2002	M	152,112
7	320 Sentinel Way (320 NBP)	BWI Airport	NBP	2007	M	125,681
8	318 Sentinel Way (318 NBP)	BWI Airport	NBP	2005	M	125,681
9	322 Sentinel Way (322 NBP)	BWI Airport	NBP	2006	M	125,568
10	140 National Business Parkway	BWI Airport	NBP	2003	M	119,904
11	132 National Business Parkway	BWI Airport	NBP	2000	M	118,598
12	2721 Technology Drive (221 NBP)	BWI Airport	NBP	2000	M	117,447
13	2701 Technology Drive (201 NBP)	BWI Airport	NBP	2001	M	117,450
14	2691 Technology Drive (191 NBP)	BWI Airport	NBP	2005	M	103,683
15	134 National Business Parkway	BWI Airport	NBP	1999	M	93,482
16	135 National Business Parkway	BWI Airport	NBP	1998	M	87,422
17	133 National Business Parkway	BWI Airport	NBP	1997	M	87,401
18	141 National Business Parkway	BWI Airport	NBP	1990	M	87,206
19	131 National Business Parkway	BWI Airport	NBP	1990	M	69,021
20	114 National Business Parkway	BWI Airport	NBP	2002	S	9,908
21	314 Sentinel Way (314 NBP)	BWI Airport	NBP	2008	S	4,462
						2,418,217	185,719

1	1306 Concourse Drive	BWI Airport	APS	1990	M	114,046
2	870-880 Elkridge Landing Road	BWI Airport	APS	1981	M	105,151
3	1304 Concourse Drive	BWI Airport	APS	2002	M	101,753
4	900 Elkridge Landing Road	BWI Airport	APS	1982	M	97,261
5	1199 Winterson Road	BWI Airport	APS	1988	M	96,636
6	920 Elkridge Landing Road	BWI Airport	APS	1982	M	96,566
7	1302 Concourse Drive	BWI Airport	APS	1996	M	85,117
8	881 Elkridge Landing Road	BWI Airport	APS	1986	M	73,572
9	1099 Winterson Road	BWI Airport	APS	1988	M	70,569
10	1190 Winterson Road	BWI Airport	APS	1987	M	69,127
11	849 International Drive	BWI Airport	APS	1988	M	68,791
12	911 Elkridge Landing Road	BWI Airport	APS	1985	M	68,296
13	1201 Winterson Road	BWI Airport	APS	1985	M	67,903
14	999 Corporate Boulevard	BWI Airport	APS	2000	M	67,455
15	891 Elkridge Landing Road	BWI Airport	APS	1984	M	58,454
16	901 Elkridge Landing Road	BWI Airport	APS	1984	M	57,617
17	930 International Drive	BWI Airport	APS	1986	S	57,409
18	800 International Drive	BWI Airport	APS	1988	S	57,379
19	900 International Drive	BWI Airport	APS	1986	S	57,140
20	921 Elkridge Landing Road	BWI Airport	APS	1983	M	54,175
21	939 Elkridge Landing Road	BWI Airport	APS	1983	M	53,218
22	938 Elkridge Landing Road	BWI Airport	APS	1984	M	52,988
						1,630,623	—

1	7467 Ridge Road	BWI Airport	Comm./Pkwy.	1990	M	74,326
2	7240 Parkway Drive	BWI Airport	Comm./Pkwy.	1985	M	74,160
3	7272 Park Circle Drive	BWI Airport	Comm./Pkwy.	1991/1996	M	59,436
4	7318 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	59,204
5	7320 Parkway Drive	BWI Airport	Comm./Pkwy.	1983	S	57,928
6	1340 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	46,400
7	1362 Mellon Road	BWI Airport	Comm./Pkwy.	2006	M	43,295
8	1334 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	37,565
9	1331 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	29,153
10	1350 Dorsey Road	BWI Airport	Comm./Pkwy.	1989	S	19,992
11	1344 Ashton Road	BWI Airport	Comm./Pkwy.	1989	M	17,062
12	1341 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	15,841
13	1343 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	9,962
14	1348 Ashton Road	BWI Airport	Comm./Pkwy.	1988	S	3,108
						547,432	—

57	Subtotal (continued on next page)					4,596,272	185,719

The S or M notation indicates single story or multi-story, respectively.

Property Summary by Region - March 31, 2009 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

57	Subtotal (continued from prior page)					4,596,272	185,719

1	5520 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC		M	27,862	78,102
2	5522 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC	2007	S	23,500
						51,362	78,102

1	2500 Riva Road	Annapolis		2000	M	155,000

1	Old Annapolis Road	Howard Co. Perimeter	Oakland Ridge	1985	M	171,436

1	7125 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1973/1999	M	612,109
2	7000 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	145,806
	6721 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway		M		131,451
3	6731 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	123,911
4	6711 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2006-2007	M	123,599
5	6940 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	109,003
6	6950 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1998	M	107,778
7	7067 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	86,055
8	8621 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2005-2006	M	86,033
9	6750 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	77,331
10	6700 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	74,852
11	6740 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1992	M	63,480
12	7015 Albert Einstein Drive	Howard Co. Perimeter	Columbia Gateway	1999	S	61,203
13	8671 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	56,350
14	6716 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1990	M	52,203
15	8661 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	49,307
16	7142 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1994	S	47,668
17	7130 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1989	S	46,460
18	6708 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	39,203
19	7065 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	38,560
20	7138 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	38,225
21	7063 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	36,813
22	6760 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1991	M	36,440
23	7150 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1991	S	35,812
24	7061 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	M	29,910
25	6724 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	28,420
26	7134 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	21,991
27	6741 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2008	S	4,592
						2,233,114	131,451

1	7200 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	1986	S	160,000
2	7160 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	62,084
3	9140 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1983	S	41,511
4	7150 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	41,382
5	9160 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	M	37,034
6	7170 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	29,162
7	9150 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	S	18,592
8	10280 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	16,796
9	10270 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	16,686
10	9130 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	S	13,700
11	10290 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	10,890
						447,837	—

1	9720 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	40,004
2	9740 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	38,292
3	9700 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	31,275
4	9730 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	31,012
5	9710 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	15,229
						155,812	—

1	9020 Mendenhall Court	Howard Co. Perimeter	Sieling Business Park	1982/2005	S	49,217

105	Total Baltimore/Washington Corridor					7,860,050	395,272

The S or M notation indicates single story or multi-story building, respectively.

(1) This property is a land-lease property.

Property Summary by Region - March 31, 2009 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	St. Mary’s & King George Counties

1	22309 Exploration Drive	St. Mary’s County	Exploration Park	1984/1997	M	98,860
2	22289 Exploration Drive	St. Mary’s County	Exploration Park	2000	M	61,059
3	22299 Exploration Drive	St. Mary’s County	Exploration Park	1998	M	58,231
4	22300 Exploration Drive	St. Mary’s County	Exploration Park	1997	M	44,830
						262,980	—

1	46579 Expedition Drive	St. Mary’s County	Expedition Park	2002	M	61,156
2	46591 Expedition Drive	St. Mary’s County	Expedition Park	2005-2006	M	59,483
						120,639	—

1	44425 Pecan Court	St. Mary’s County	Wildewood Tech Park	1997	M	59,055
2	44408 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	50,532
3	23535 Cottonwood Parkway	St. Mary’s County	Wildewood Tech Park	1984	M	46,656
4	44417 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	29,053
5	44414 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	25,444
6	44420 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	25,200
						235,940	—

1	16480 Commerce Drive	King George County	Dahlgren Technology Center	2000	M	70,728
2	16541 Commerce Drive	King George County	Dahlgren Technology Center	1996	S	36,053
3	16539 Commerce Drive	King George County	Dahlgren Technology Center	1990	S	32,076
4	16442 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	25,518
5	16501 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	22,833
6	16543 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	17,370
						204,578	—

18	Total St. Mary’s & King George Counties					824,137	—

	Northern Virginia

1	15000 Conference Center Drive	Dulles South	Westfields Corporate Center	1989	M	470,406
2	15010 Conference Center Drive	Dulles South	Westfields Corporate Center	2006	M	223,610
3	15059 Conference Center Drive	Dulles South	Westfields Corporate Center	2000	M	145,224
4	15049 Conference Center Drive	Dulles South	Westfields Corporate Center	1997	M	145,053
5	14900 Conference Center Drive	Dulles South	Westfields Corporate Center	1999	M	127,857
6	14280 Park Meadow Drive	Dulles South	Westfields Corporate Center	1999	M	114,126
7	4851 Stonecroft Boulevard	Dulles South	Westfields Corporate Center	2004	M	88,094
8	14850 Conference Center Drive	Dulles South	Westfields Corporate Center	2000	M	69,711
9	14840 Conference Center Drive	Dulles South	Westfields Corporate Center	2000	M	69,710
						1,453,791	—

1	13200 Woodland Park Road	Herndon	Woodland Park	2002	M	404,665

1	13454 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	112,633
2	13450 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	53,728
						166,361	—

1	1751 Pinnacle Drive	Tysons Corner		1989/1995	M	260,469
2	1753 Pinnacle Drive	Tysons Corner		1976/2004	M	186,707
						447,176	—

1	2900 Towerview Road	Route 28 South	Renaissance Park	1982/2008	M	144,837

15	Total Northern Virginia					2,616,830	—

	Other

1	11751 Meadowville Lane	Richmond Southwest	Meadowville Technology Park	2007	M	193,000

1	201 Technology Park Drive	Southwest Virginia	Russell Regional Business Tech Park	2007	S	102,842

1	14303 Lake Royer Drive	Fort Ritchie		1990/2007	S	9,829
2	304 Castle Drive	Fort Ritchie		1993/2008	S	3,014
3	504 Greenhow Street	Fort Ritchie		2009	S	1,521
4	14316 Lake Royer Drive	Fort Ritchie		1953	S	864
						15,228	—

6	Total Other					311,070	—

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - March 31, 2009 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Greater Philadelphia

1	753 Jolly Road	Blue Bell	Unisys campus	1992	S	418,430
2	785 Jolly Road	Blue Bell	Unisys campus	1996	M	219,065
3	760 Jolly Road	Blue Bell	Unisys campus	1994	M	208,854
4	751 Jolly Road	Blue Bell	Unisys campus	1991	M	114,000
	Total Greater Philadelphia					960,349	—

	Central New Jersey

1	431 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1998	S	171,200
2	437 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	S	30,000
	Total Central New Jersey					201,200	—

	San Antonio, Texas

2	7700 Potranco Road	San Antonio Northwest		1982/1985	M	508,412
3	7700-1 Potranco Road	San Antonio Northwest		2007	S	8,674
						517,086	—

1	1560 Cable Ranch Road - Building B	San Antonio Northwest	151 Technology Center	1985/2006	M	77,040
2	1560 Cable Ranch Road - Building A	San Antonio Northwest	151 Technology Center	1985/2007	M	45,935
						122,975	—

5	Total San Antonio, Texas					640,061	—

	Colorado Springs, Colorado

1	655 Space Center Drive	Colorado Springs East	Patriot Park	2008	M	103,970
2	985 Space Center Drive	Colorado Springs East	Patriot Park	1989	M	102,812
	565 Space Center Drive	Colorado Springs East	Patriot Park		M		89,773
3	745 Space Center Drive	Colorado Springs East	Patriot Park	2006	M	51,500
4	980 Technology Court	Colorado Springs East	Patriot Park	1995	S	33,190
5	525 Babcock Road	Colorado Springs East	Patriot Park	1967	S	14,000
						305,472	89,773

1	1055 North Newport Road	Colorado Springs East	Aerotech Commerce Park	2007-2008	M	59,763

1	3535 Northrop Grumman Point	Colorado Springs East	Colorado Springs Airport	2008	M	124,305

1	1670 North Newport Road	Colorado Springs East		1986-1987	M	67,500
2	1915 Aerotech Drive	Colorado Springs East		1985	S	37,946
3	1925 Aerotech Drive	Colorado Springs East		1985	S	37,946
						143,392	—

	10807 New Allegiance Drive	I-25 North Corridor	InterQuest Office		M		145,723
1	9965 Federal Drive	I-25 North Corridor	InterQuest Office	1983/2007	M	74,749
	9945 Federal Drive	I-25 North Corridor	InterQuest Office		S		73,940
2	9950 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	66,222
3	9925 Federal Drive	I-25 North Corridor	InterQuest Office		S	43,721	10,024
4	9960 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	46,948
						231,640	229,687

1	5775 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	109,678
2	5725 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	108,976
3	5755 Mark Dabling Boulevard	Colorado Springs Northwest		1989	M	105,997
						324,651	—

17	Total Colorado Springs, Colorado					1,189,223	319,460

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - March 31, 2009 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Suburban Maryland

1	11800 Tech Road	North Silver Spring	Montgomery Industrial	1989	M	228,179

1	400 Professional Drive	Gaithersburg	Crown Point	2000	M	129,355

1	110 Thomas Johnson Drive	Frederick		1987/1999	M	121,201

1	45 West Gude Drive	Rockville		1987	M	108,588
2	15 West Gude Drive	Rockville		1986	M	106,694
						215,282	—

5	Total Suburban Maryland					694,017	—

	Suburban Baltimore

1	11311 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1984/1994	M	215,364
2	200 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1987	M	127,196
3	226 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1980	M	98,640
4	201 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1982	M	78,461
5	11011 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1974	M	57,550
6	216 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1988/2001	M	36,003
7	222 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1978/1997	M	28,805
8	224 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1978/1997	M	27,376
9	11101 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1976	S	24,232
						693,627	—

1	10150 York Road	Hunt Valley/Rte 83 Corridor		1985	M	178,286
2	9690 Deereco Road	Hunt Valley/Rte 83 Corridor		1988	M	134,167
3	375 West Padonia Road	Hunt Valley/Rte 83 Corridor		1986	M	110,378
						422,831	—

1	7210 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1972	S	83,435
2	7152 Windsor Boulevard	Baltimore County Westside	Rutherford Business Center	1986	S	57,855
3	21 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981/1995	M	56,714
4	7125 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	M	50,604
5	7104 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	M	30,257
6	17 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,619
7	15 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,568
8	7127 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,630
9	7129 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,075
10	7108 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	9,018
11	7102 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,879
12	7106 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,858
13	7131 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	7,453
						364,965	—

1	502 Washington Avenue	Towson		1984	M	91,081
2	102 West Pennsylvania Avenue	Towson		1968/2001	M	49,091
3	100 West Pennsylvania Avenue	Towson		1952/1989	M	18,715
4	109-111 Allegheny Avenue	Towson		1971	M	18,431
						177,318	—

29	Subtotal (continued on next page)					1,658,741	—

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - March 31, 2009 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

29	Subtotal (continued from prior page)					1,658,741	—

1	4940 Campbell Boulevard	White Marsh	Campbell Corporate Center	1990	M	49,888

1	8140 Corporate Drive	White Marsh	Corporate Place	2003	M	76,116
2	8110 Corporate Drive	White Marsh	Corporate Place	2001	M	75,687
						151,803	—

1	9910 Franklin Square Drive	White Marsh	Franklin Ridge	2005	S	56,271
2	9920 Franklin Square Drive	White Marsh	Franklin Ridge	2006	S	43,574
3	9930 Franklin Square Drive	White Marsh	Franklin Ridge	2001	S	39,750
4	9900 Franklin Square Drive	White Marsh	Franklin Ridge	1999	S	33,912
5	9940 Franklin Square Drive	White Marsh	Franklin Ridge	2000	S	32,293
						205,800	—

1	8020 Corporate Drive	White Marsh	McLean Ridge	1997	S	51,600
2	8094 Sandpiper Circle	White Marsh	McLean Ridge	1998	S	50,812
3	8098 Sandpiper Circle	White Marsh	McLean Ridge	1998	S	47,680
4	8010 Corporate Drive	White Marsh	McLean Ridge	1998	S	38,778
						188,870	—

1	5325 Nottingham Ridge Road	White Marsh	Nottingham Ridge	2002	S	36,626

1	7941-7949 Corporate Drive	White Marsh	Tyler Ridge	1996	S	57,600
2	8007 Corporate Drive	White Marsh	Tyler Ridge	1995	S	43,068
3	8019 Corporate Drive	White Marsh	Tyler Ridge	1990	S	33,274
4	8013 Corporate Drive	White Marsh	Tyler Ridge	1990	S	30,003
5	8003 Corporate Drive	White Marsh	Tyler Ridge	1999	S	18,327
6	8015 Corporate Drive	White Marsh	Tyler Ridge	1990	S	16,610
7	8023 Corporate Drive	White Marsh	Tyler Ridge	1990	S	9,486
						208,368	—

1	5020 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	44,362
2	5024 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	33,858
3	5026 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	30,868
4	5022 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	27,358
						136,446	—

1	10001 Franklin Square Drive	White Marsh	White Marsh Commerce Center	1997	S	217,714

1	8114 Sandpiper Circle	White Marsh	White Marsh Health Center	1986	S	45,008

1	4979 Mercantile Road	White Marsh	White Marsh Hi-Tech Center	1985	S	50,498
2	4969 Mercantile Road	White Marsh	White Marsh Hi-Tech Center	1983	S	47,574
						98,072	—

1	7939 Honeygo Boulevard	White Marsh	White Marsh Professional Center	1984	M	28,114
2	8133 Perry Hall Boulevard	White Marsh	White Marsh Professional Center	1988	M	27,860
3	7923 Honeygo Boulevard	White Marsh	White Marsh Professional Center	1985	M	24,054
						80,028	—

1	8031 Corporate Drive	White Marsh		1988/2004	S	66,000
2	8615 Ridgely’s Choice Drive	White Marsh		2005	M	37,840
3	8029 Corporate Drive	White Marsh		1988/2004	S	25,000
						128,840	—

63	Total Suburban Baltimore					3,206,204	—

240	TOTAL WHOLLY-OWNED PORTFOLIO					18,503,141	714,732

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - March 31, 2009

Joint Venture Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Unconsolidated Joint Venture Properties

	Greater Harrisburg

1	2605 Interstate Drive	East Shore	Commerce Park	1990	M	79,456
2	2601 Market Place	East Shore	Commerce Park	1989	M	65,411
						144,867	—

1	6345 Flank Drive	East Shore	Gtwy Corp. Ctr.	1989	S	69,443
2	6340 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	68,200
3	6400 Flank Drive	East Shore	Gtwy Corp. Ctr.	1992	S	52,439
4	6360 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	46,500
5	6385 Flank Drive	East Shore	Gtwy Corp. Ctr.	1995	S	32,921
6	6380 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,668
7	6405 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,000
8	95 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	21,976
9	75 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	20,887
10	6375 Flank Drive	East Shore	Gtwy Corp. Ctr.	2000	S	19,783
11	85 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	12,863
						409,680	—

1	5035 Ritter Road	West Shore	Rossmoyne Bus. Ctr.	1988	S	56,556
2	5070 Ritter Road - Building A	West Shore	Rossmoyne Bus. Ctr.	1989	S	32,309
3	5070 Ritter Road - Building B	West Shore	Rossmoyne Bus. Ctr.	1989	S	28,347
						117,212	—

16	Total Greater Harrisburg					671,759	—

16	Total Unconsolidated Joint Venture Properties					671,759	—

	Consolidated Joint Venture Properties

	Suburban Maryland

1	5825 University Research Court	College Park	M Square Business Park	2008	M	116,083	—
	5850 University Research Court	College Park	M Square Business Park		M		123,464
						116,083	123,464

1	4230 Forbes Boulevard	Lanham	Forbes 50	2003	S	55,866

	Total Suburban Maryland					171,949	123,464

	Baltimore/Washington Corridor

	7468 Candlewood Road	BWI Airport	Baltimore Commons	1979/1982	M		356,000

1	7740 Milestone Parkway	BWI Airport	Arundel Preserve		M	8,626	139,504

	Total Baltimore/Washington Corridor					8,626	495,504

3	Total Consolidated Joint Venture Properties					180,575	618,968

19	TOTAL JOINT VENTURE PORTFOLIO					852,334	618,968

The S or M notation indicates single story or multi-story building, respectively.

Property Occupancy Rates by Region by Quarter

Wholly Owned Properties

	Baltimore /				St. Mary’s &
	Washington	Northern	Suburban	Suburban	King George	Colorado	San	Greater	Central		Total
	Corridor	Virginia	Baltimore	Maryland	Counties	Springs	Antonio	Philadelphia	New Jersey	Other	Portfolio

March 31, 2009

Number of Buildings	105	15	63	5	18	17	5	4	2	6	240
Rentable Square Feet	7,860,050	2,616,830	3,206,204	694,017	824,137	1,189,223	640,061	960,349	201,200	311,070	18,503,141
Occupied %	93.26%	95.80%	82.67%	97.43%	95.13%	94.31%	100.00%	100.00%	100.00%	99.29%	92.85%
Leased %	93.80%	98.34%	84.38%	97.43%	97.21%	95.37%	100.00%	100.00%	100.00%	99.29%	93.89%

December 31, 2008

Number of Buildings	104	15	63	5	18	17	5	4	2	5	238
Rentable Square Feet	7,834,175	2,609,030	3,207,050	690,619	824,137	1,189,232	640,061	960,349	201,200	306,090	18,461,943
Occupied %	93.35%	97.36%	83.14%	97.72%	95.17%	94.26%	100.00%	100.00%	100.00%	100.00%	93.21%
Leased %	93.74%	97.40%	85.01%	97.72%	96.07%	94.26%	100.00%	100.00%	100.00%	100.00%	93.74%

September 30, 2008

Number of Buildings	103	14	63	5	18	17	5	4	2	4	235
Rentable Square Feet	7,830,380	2,471,993	3,205,153	694,476	824,137	1,189,023	600,643	960,349	201,200	305,226	18,282,580
Occupied %	92.38%	99.20%	84.28%	97.18%	93.48%	95.30%	100.00%	100.00%	100.00%	100.00%	93.17%
Leased %	93.33%	99.34%	87.81%	97.18%	95.31%	95.30%	100.00%	100.00%	100.00%	100.00%	94.29%

June 30, 2008

Number of Buildings	103	14	63	5	18	16	5	4	2	4	234
Rentable Square Feet	7,824,771	2,466,923	3,205,931	690,575	824,137	1,144,724	600,643	960,349	201,200	305,226	18,224,479
Occupied %	92.48%	99.34%	85.49%	97.58%	92.98%	94.90%	100.00%	100.00%	100.00%	100.00%	93.40%
Leased %	93.35%	99.34%	87.16%	97.73%	95.26%	95.32%	100.00%	100.00%	100.00%	100.00%	94.20%

March 31, 2008

Number of Buildings	101	14	64	5	18	14	3	4	3	4	230
Rentable Square Feet	7,778,724	2,466,923	3,245,225	690,575	824,683	916,449	477,668	960,349	242,598	305,226	17,908,420
Occupied %	91.89%	99.34%	83.84%	97.58%	93.20%	96.73%	100.00%	100.00%	100.00%	100.00%	92.89%
Leased %	93.39%	99.34%	86.57%	97.58%	94.09%	96.73%	100.00%	100.00%	100.00%	100.00%	94.07%

Property Occupancy Rates by Region by Quarter

Joint Venture Properties

	Unconsolidated	Consolidated
	Greater	Baltimore/Wash	Suburban	Northern	Total
	Harrisburg	Corridor	Maryland	Virginia	Portfolio

March 31, 2009

Number of Buildings	16	1	2	—	19
Rentable Square Feet	671,759	8,626	171,949	—	852,334
Occupied %	87.06%	100.00%	65.62%	0.00%	82.86%
Leased %	87.54%	100.00%	65.62%	0.00%	82.86%

December 31, 2008

Number of Buildings	16	—	2	—	18
Rentable Square Feet	671,759	—	97,366	—	769,125
Occupied %	89.38%	—	94.79%	0.00%	90.07%
Leased %	89.88%	—	94.79%	0.00%	90.50%

September 30, 2008

Number of Buildings	16	—	2	1	19
Rentable Square Feet	671,759	—	97,366	78,171	847,296
Occupied %	89.90%	—	90.68%	100.00%	90.92%
Leased %	90.40%	—	94.79%	100.00%	91.79%

June 30, 2008

Number of Buildings	16	—	2	1	19
Rentable Square Feet	671,759	—	97,366	78,171	847,296
Occupied %	89.88%	—	86.32%	100.00%	90.41%
Leased %	89.88%	—	86.32%	100.00%	90.41%

March 31, 2008

Number of Buildings	16	—	1	1	18
Rentable Square Feet	671,759	—	55,866	78,171	805,796
Occupied %	89.64%	—	76.15%	100.00%	89.71%
Leased %	89.88%	—	76.15%	100.00%	89.91%

Reconciliation of Wholly Owned Properties to Entire

Portfolio as of March 31, 2008

		Square
	Count	Feet	Occupied %	Leased %

Wholly Owned Properties	240	18,503,141	92.85%	93.89%
Add: Consolidated Joint Venture Properties	3	180,575	67.26%	67.26%
Subtotal	243	18,683,716	92.60%	93.64%
Add: Unconsolidated Joint Venture Properties	16	671,759	87.06%	87.54%
Entire Portfolio	259	19,355,475	92.41%	93.43%

Top Twenty Office Tenants of Wholly Owned Properties as of March 31, 2009 (1)

(Dollars in thousands)

				Percentage of	Total	Percentage	Weighted
			Total	Total	Annualized	of Total	Average
		Number of	Occupied	Occupied	Rental	Annualized Rental	Remaining
Tenant		Leases	Square Feet	Square Feet	Revenue (2) (3)	Revenue	Lease Term (4)

United States of America	(5)	66	2,583,040	15.0%	$67,011	17.0%	6.1
Northrop Grumman Corporation	(6)	15	1,135,594	6.6%	28,886	7.3%	7.5
Booz Allen Hamilton, Inc.		8	710,692	4.1%	20,949	5.3%	5.4
Computer Sciences Corporation	(6)	4	454,645	2.6%	12,371	3.1%	2.3
L-3 Communications Holdings, Inc.	(6)	5	267,354	1.6%	9,865	2.5%	5.0
Unisys Corporation	(7)	5	760,145	4.4%	9,097	2.3%	4.5
General Dynamics Corporation	(6)	10	293,329	1.7%	8,089	2.1%	1.4
The Aerospace Corporation		3	245,598	1.4%	7,477	1.9%	5.8
Wachovia Corporation	(6)	4	183,577	1.1%	6,992	1.8%	9.4
ITT Corporation	(6)	9	290,312	1.7%	6,782	1.7%	5.5
Comcast Corporation	(6)	11	342,266	2.0%	6,632	1.7%	2.9
AT&T Corporation	(6)	8	306,988	1.8%	5,860	1.5%	4.2
The Boeing Company	(6)	4	143,480	0.8%	4,383	1.1%	4.5
Ciena Corporation		4	229,848	1.3%	4,316	1.1%	4.2
The Johns Hopkins Institutions	(6)	4	128,827	0.7%	3,202	0.8%	7.5
BAE Systems PLC	(6)	7	212,339	1.2%	3,173	0.8%	3.6
Science Applications International Corp.	(6)	9	137,142	0.8%	3,127	0.8%	0.1
Merck & Co., Inc. (Unisys)	(6) (7)	2	225,900	1.3%	2,722	0.7%	3.3
KETTLER		2	81,186	0.5%	2,651	0.7%	7.9
Magellan Health Services, Inc.		2	113,727	0.7%	2,619	0.7%	2.3

Subtotal Top 20 Office Tenants		182	8,845,989	51.5%	216,204	55.0%	5.4
All remaining tenants		776	8,334,158	48.5%	177,099	45.0%	3.6
Total/Weighted Average		958	17,180,147	100.0%	$393,303	100.0%	4.6

(1)	Table excludes owner occupied leasing activity which represents 149,601 square feet with a weighted average remaining lease term of 6.3 years as of March 31, 2009.
(2)	Total Annualized Rental Revenue is the monthly contractual base rent as of March 31, 2009, multiplied by 12, plus the estimated annualized expense reimbursements under existing office leases.
(3)	Order of tenants is based on Annualized Rent.
(4)	The weighting of the lease term was computed using Total Rental Revenue.
(5)	Many of our government leases are subject to early termination provisions which are customary to government leases.
The weighted average remaining lease term was computed assuming no exercise of such early termination rights.
(6)	Includes affiliated organizations or agencies.
(7)	Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys’ 960,349 leased rentable square feet in our Greater Philadelphia region.

Combined Real Estate Revenue by Geographic Region by Quarter

(Dollars in thousands)

	2009	2008
	March 31	December 31	September 30	June 30	March 31

Office Properties:

Baltimore/Washington Corridor	$49,592	$48,317	$46,139	$46,426	$45,577
Northern Virginia	22,359	19,563	19,523	18,927	19,004
Suburban Baltimore	13,828	13,475	13,912	13,502	13,910
Suburban Maryland	5,037	4,889	4,966	4,907	4,584
Colorado Springs	4,878	5,897	5,612	4,691	4,172
St. Mary’s and King George Counties	3,410	3,317	3,328	3,134	3,160
San Antonio	2,945	2,763	2,641	1,999	1,908
Greater Philadelphia	2,506	2,506	2,507	2,506	2,506
Central New Jersey	621	638	591	586	752
Other	2,698	3,099	2,775	2,257	2,577
Subtotal	107,874	104,464	101,994	98,935	98,150
Eliminations / other	(1,030)	(865)	(905)	(904)	(878)

Combined Real Estate Revenue	$106,844	$103,599	$101,089	$98,031	$97,272

Combined Net Operating Income by Geographic Region by Quarter

(Dollars in thousands)

	2009	2008
	March 31	December 31	September 30	June 30	March 31

Office Properties:

Baltimore/Washington Corridor	$30,950	$31,208	$29,676	$30,740	$29,362
Northern Virginia	14,497	11,801	12,005	11,672	12,020
Suburban Baltimore	7,126	7,503	7,918	7,811	7,587
Suburban Maryland	2,978	3,036	2,968	3,320	2,920
Colorado Springs	3,566	3,791	3,753	2,953	2,590
St. Mary’s and King George Counties	2,538	2,417	2,471	2,387	2,418
San Antonio	2,108	1,909	1,945	1,556	1,475
Greater Philadelphia	2,408	2,451	2,464	2,466	2,442
Central New Jersey	585	599	533	548	543
Other	1,872	2,299	2,039	1,343	1,838
Subtotal	68,628	67,014	65,772	64,796	63,195
Eliminations / other	(817)	(201)	(549)	(733)	(652)

Combined NOI	$67,811	$66,813	$65,223	$64,063	$62,543

Same Office Property Cash Net Operating Income by Quarter

(Dollars in thousands)

	2009	2008
	March 31	December 31	September 30	June 30	March 31

Office Properties: (1)

Baltimore/Washington Corridor	$29,737	$29,816	$28,430	$29,335	$27,997
Northern Virginia	15,051	11,468	11,235	11,055	11,309
Suburban Baltimore	6,608	7,187	7,344	7,271	7,066
Suburban Maryland	2,709	2,652	2,852	2,754	2,679
Colorado Springs	2,253	2,035	2,166	2,104	2,359
St. Mary’s and King George Counties	2,474	2,329	2,400	2,352	2,360
San Antonio	26	25	27	22	41
Greater Philadelphia	2,683	2,725	2,739	2,688	2,665
Central New Jersey	583	595	525	535	547
Other	1,864	2,096	1,896	1,495	1,728
Total Office Properties	$63,988	$60,928	$59,614	$59,611	$58,751
Less: Lease termination fees, gross	(3,660)	(201)	(209)	(59)	(99)
Same Office Cash NOI, adjusted for lease termination fees	$60,328	$60,727	$59,405	$59,552	$58,652

Same Office Property GAAP Net Operating Income by Quarter

(Dollars in thousands)

	2009	2008
	March 31	December 31	September 30	June 30	March 31

Office Properties: (1)

Baltimore/Washington Corridor	$30,191	$30,703	$29,227	$30,356	$29,071
Northern Virginia	14,401	11,594	11,811	11,418	11,794
Suburban Baltimore	7,188	7,533	7,964	7,779	7,530
Suburban Maryland	2,861	2,835	3,037	2,963	2,920
Colorado Springs	2,289	2,083	2,228	2,174	2,499
St. Mary’s and King George Counties	2,539	2,418	2,472	2,388	2,420
San Antonio	32	31	34	31	50
Greater Philadelphia	2,410	2,452	2,465	2,469	2,446
Central New Jersey	589	600	539	554	565
Other	2,132	2,463	2,230	1,746	2,045

Total Office Properties	$64,632	$62,712	$62,007	$61,878	$61,340

GAAP net operating income for same office properties	$64,632	$62,712	$62,007	$61,878	$61,340
Less: Straight-line rent adjustments	(435)	(1,348)	(2,009)	(1,905)	(2,218)
Less: Amortization of deferred market rental revenue	(209)	(436)	(384)	(362)	(371)
Cash net operating income for same office properties	$63,988	$60,928	$59,614	$59,611	$58,751
Less: Lease termination fees, gross	(3,660)	(201)	(209)	(59)	(99)
Cash net operating income for same office properties adjusted for lease termination fees	$60,328	$60,727	$59,405	$59,552	$58,652

(1)	Same office properties represent buildings owned and 100% operational for a minimum of five reporting quarters. Amounts reported do not include the effects of eliminations.

Average Occupancy Rates by Region for Same Office Properties for Quarter (1)

					St.Mary’s
	Baltimore /				and King
	Washington	Northern	Suburban	Suburban	George	Colorado	San	Greater	Central		Total
	Corridor	Virginia	Baltimore	Maryland	Counties	Springs	Antonio	Philadelphia	New Jersey	Other	Office

1st Quarter 2009 Average

Number of Buildings	100	14	63	6	18	12	1	4	2	3	223
Rentable Square Feet	7,620,662	2,471,993	3,206,596	747,618	824,137	782,715	8,674	960,349	201,200	303,779	17,127,723
Percent Occupied	94.19%	98.25%	82.85%	97.13%	95.15%	91.35%	100.00%	100.00%	100.00%	99.71%	93.19%

4th Quarter 2008 Average

Number of Buildings	100	14	63	6	18	12	1	4	2	3	223
Rentable Square Feet	7,626,179	2,471,993	3,206,476	746,456	824,137	782,724	8,674	960,349	201,200	302,212	17,130,400
Percent Occupied	94.10%	99.60%	82.64%	97.09%	94.41%	92.15%	100.00%	100.00%	100.00%	100.00%	93.31%

3rd Quarter 2008 Average

Number of Buildings	100	14	63	6	18	12	1	4	2	3	223
Rentable Square Feet	7,624,392	2,470,303	3,206,439	747,741	824,137	782,130	8,674	960,349	201,200	302,212	17,127,577
Percent Occupied	93.65%	99.29%	84.98%	96.23%	93.78%	92.98%	100.00%	100.00%	100.00%	100.00%	93.48%

2nd Quarter 2008 Average

Number of Buildings	100	14	63	6	18	12	1	4	2	3	223
Rentable Square Feet	7,620,701	2,466,923	3,213,666	746,441	824,319	781,937	8,674	960,349	201,200	302,212	17,126,422
Percent Occupied	93.26%	99.34%	84.80%	95.98%	92.83%	92.43%	100.00%	100.00%	100.00%	100.00%	93.19%

1st Quarter 2008 Average

Number of Buildings	100	14	63	6	18	12	1	4	2	3	223
Rentable Square Feet	7,620,849	2,466,428	3,205,354	746,441	824,683	781,937	8,674	960,349	201,200	302,212	17,118,127
Percent Occupied	92.58%	99.34%	83.94%	96.18%	92.42%	96.17%	100.00%	100.00%	100.00%	100.00%	92.89%

(1)	Same office properties represent buildings owned and 100% operational for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year for Wholly Owned Properties

As of March 31, 2009 (1)

							Total
					Total Annualized	Percentage	Annual. Rental
		Square			Rental	of Total	Revenue of
Year and Region	Number	Footage	Percentage of	Percentage of	Revenue of	Annualized Rental	Expiring Leases
of Lease	of Leases	of Leases	Annual Occupied	Total Occupied	Expiring	Revenue	per Occupied
Expiration (2)	Expiring	Expiring	Square Feet	Square Feet	Leases (3)	Expiring	Square Foot
					(000’s)

Baltimore/Washington Corridor	73	1,203,838	49.6%	7.0%	$23,444	6.0%	$19.47
Northern Virginia	15	194,103	8.0%	1.1%	5,427	1.4%	27.96
Suburban Baltimore	41	320,104	13.2%	1.9%	6,022	1.5%	18.81
Suburban Maryland	9	167,781	6.9%	1.0%	4,235	1.1%	25.24
St. Mary’s and King George Cos.	7	100,964	4.2%	0.6%	1,524	0.4%	15.09
Greater Philadelphia	1	292,793	12.1%	1.7%	2,986	0.8%	10.20
Colorado Springs	9	145,346	6.0%	0.8%	2,971	0.8%	20.44
Other	1	864	0.0%	0.0%	4	0.0%	4.75
2009	156	2,425,793	100.0%	14.1%	46,612	11.9%	19.22

Baltimore/Washington Corridor	72	996,905	39.7%	5.8%	25,378	6.5%	25.46
Northern Virginia	21	601,598	24.0%	3.5%	15,807	4.0%	26.28
Suburban Baltimore	60	242,730	9.7%	1.4%	5,527	1.4%	22.77
Suburban Maryland	4	184,522	7.4%	1.1%	3,620	0.9%	19.62
St. Mary’s and King George Cos.	12	180,597	7.2%	1.1%	2,962	0.8%	16.40
Greater Philadelphia	1	239,637	9.6%	1.4%	2,444	0.6%	10.20
Colorado Springs	6	55,350	2.2%	0.3%	1,085	0.3%	19.60
Other	3	7,612	0.3%	0.0%	128	0.0%	16.82
2010	179	2,508,951	100.0%	14.6%	56,951	14.5%	22.70

Baltimore/Washington Corridor	51	847,783	48.4%	4.9%	18,264	4.6%	21.54
Northern Virginia	10	89,964	5.1%	0.5%	2,854	0.7%	31.72
Suburban Baltimore	73	492,881	28.1%	2.9%	10,275	2.6%	20.85
Suburban Maryland	8	51,605	2.9%	0.3%	1,501	0.4%	29.08
St. Mary’s and King George Cos.	7	69,622	4.0%	0.4%	1,143	0.3%	16.41
Colorado Springs	11	200,480	11.4%	1.2%	3,563	0.9%	17.77
2011	160	1,752,335	100.0%	10.2%	37,599	9.6%	21.46

Baltimore/Washington Corridor	41	1,164,797	43.9%	6.8%	30,322	7.7%	26.03
Northern Virginia	17	129,475	4.9%	0.8%	3,831	1.0%	29.59
Suburban Baltimore	48	657,955	24.8%	3.8%	12,328	3.1%	18.74
Suburban Maryland	4	42,511	1.6%	0.2%	1,110	0.3%	26.12
St. Mary’s and King George Cos.	10	280,709	10.6%	1.6%	5,054	1.3%	18.00
Greater Philadelphia	1	219,065	8.3%	1.3%	2,565	0.7%	11.71
Colorado Springs	8	76,488	2.9%	0.4%	1,601	0.4%	20.93
San Antonio	2	78,359	3.0%	0.5%	955	0.2%	12.19
Other	1	1,521	0.1%	0.0%	23	0.0%	15.00
2012	132	2,650,880	100.0%	15.4%	57,790	14.7%	21.80

Baltimore/Washington Corridor	53	1,109,383	60.3%	6.5%	32,324	8.2%	29.14
Northern Virginia	7	104,339	5.7%	0.6%	2,979	0.8%	28.55
Suburban Baltimore	35	396,691	21.6%	2.3%	7,284	1.9%	18.36
Suburban Maryland	2	7,066	0.4%	0.0%	204	0.1%	28.87
St. Mary’s and King George Cos.	6	99,094	5.4%	0.6%	1,555	0.4%	15.70
Colorado Springs	5	120,982	6.6%	0.7%	2,560	0.7%	21.16
Other	1	3,014	0.2%	0.0%	—	0.0%	0.00
2013	109	1,840,569	100.0%	10.7%	46,906	11.9%	25.48

Baltimore/Washington Corridor	82	1,981,761	33.4%	11.5%	53,680	13.6%	27.09
Northern Virginia	25	1,383,238	23.3%	8.1%	43,759	11.1%	31.64
Suburban Baltimore	58	520,330	8.8%	3.0%	10,205	2.6%	19.61
Suburban Maryland	9	222,696	3.7%	1.3%	5,191	1.3%	23.31
St. Mary’s and King George Cos.	7	43,597	0.7%	0.3%	907	0.2%	20.81
Greater Philadelphia	2	208,854	3.5%	1.2%	3,129	0.8%	14.98
Colorado Springs	10	522,911	8.8%	3.0%	9,747	2.5%	18.64
San Antonio	4	561,702	9.5%	3.3%	8,925	2.3%	15.89
Central New Jersey	2	201,200	3.4%	1.2%	2,340	0.6%	11.63
Other	2	295,842	5.0%	1.7%	8,687	2.2%	29.36
Thereafter	201	5,942,131	100.0%	34.6%	146,571	37.3%	24.67

Other (4)	21	59,488	100.0%	0.3%	876	0.2%	14.73

Total / Average	958	17,180,147		100.0%	$393,305	100.0%	$22.89

NOTE: As of March 31, 2009, the weighted average lease term for the wholly owned properties is 4.6 years.

(1)	This expiration analysis includes the effect of early renewals completed on existing leases but excludes the effect of new tenant leases on 182,648 square feet yet to commence as of March 31, 2009.

(2)

Many of our government leases are subject to certain early termination provisions which are customary to government leases. The year of lease expiration was computed assuming no exercise of such early termination rights.

(3)	Total Annualized Rental Revenue is the monthly contractual base rent as of March 31, 2009 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(4)

Other consists primarily of amenities, including cafeterias, concierge offices and property management space. In addition, month-to-month leases and leases which have expired but the tenant remains in holdover are included in this line as the exact expiration date is unknown.

Quarterly Office Renewal Analysis for Wholly Owned Properties as of March 31, 2009

	Baltimore/ Washington Corridor	Northern Virginia	Suburban Baltimore	Suburban Maryland	St. Mary’s and King George Counties	Colorado Springs	Other	Total Office

Quarter Ended March 31, 2009:

Expiring Square Feet	258,863	4,218	78,089	2,925	28,932	17,838	1,466	392,331
Vacated Square Feet	20,836	—	40,221	—	7,946	—	—	69,003
Renewed Square Feet	238,027	4,218	37,868	2,925	20,986	17,838	1,466	323,328
Retention Rate (% based upon square feet)	91.95%	100.00%	48.49%	100.00%	72.54%	100.00%	100.00%	82.41%

Renewed Space Only:
Average Committed Cost per Square Foot	$2.67	$2.97	$3.69	$4.49	$2.56	$3.95	$—	$2.86
Weighted Average Lease Term in years	3.1	3.0	4.5	3.0	1.9	5.3	—	3.3

Change in Total Rent - GAAP	8.07%	-12.89%	-7.00%	1.79%	7.06%	15.52%	32.72%	6.19%
Change in Total Rent - Cash	3.80%	-17.71%	-12.90%	2.82%	5.02%	0.00%	32.72%	1.36%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$4.05	$2.97	$11.49	$4.49	$5.40	$4.41	$—	$5.35
Weighted Average Lease Term in years	3.2	3.0	4.8	3.0	3.4	5.3	—	3.7

Change in Total Rent - GAAP	8.64%	-12.89%	-15.70%	1.79%	3.08%	9.52%	32.72%	3.89%
Change in Total Rent - Cash	4.32%	-17.71%	-19.03%	2.82%	-11.25%	-0.10%	32.72%	-1.52%

Notes:	No renewal or retenanting activity transpired in our San Antonio, Central New Jersey or Greater Philadelphia regions.
Activity is exclusive of owner occupied space and leases with less than a one-year term.
Expiring square feet includes early renewals and excludes leases terminated greater than 12 months prior to lease expiration.

Development Summary as of March 31, 2009

(Dollars in thousands)

		Wholly						Actual or
		Owned	Total					Anticipated
		or Joint	Rentable		Anticipated		Outstanding	Construction	Anticipated
		Venture	Square	Percentage	Total	Cost	Loan as of	Completion	Operational
Property and Location	Submarket	(JV)	Feet	Leased	Cost (1)	to date	3/31/2009	Date (2)	Date (3)

Under Construction

5850 University Research Court College Park, Maryland	College Park	JV	123,464	100%	$25,431	$10,760	—	4Q 09	1Q 10

324 Sentinel Way (324 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	125,129	0%	27,732	5,664	—	2Q 10	4Q 10

8000 Potranco Road San Antonio, Texas	San Antonio Northwest	Owned	125,005	0%	24,104	5,154	—	2Q 10	4Q 10

8030 Potranco Road San Antonio, Texas	San Antonio Northwest	Owned	125,005	0%	24,104	5,511	—	2Q 10	4Q 10

Subtotal Government			498,603	25%	$101,370	$27,089	$—
% of Total Drivers			33%

6721 Columbia Gateway Drive Columbia, Maryland	Howard Co. Perimeter	Owned	131,451	100%	$34,485	$33,645	24,766	4Q 08	2Q 09

10807 New Allegiance Drive (Epic One) Colorado Springs, Colorado	I-25 North Corridor	Owned	145,723	23%	31,319	23,167	16,193	2Q 09	2Q 10

300 Sentinel Drive (300 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	185,719	39%	49,710	33,149	18,454	2Q 09	2Q 10

565 Space Center Drive (Patriot Park 7) Colorado Springs, Colorado	Colorado Springs East	Owned	89,773	0%	18,251	12,111	8,544	2Q 09	2Q 10

209 Research Boulevard Aberdeen, Maryland	Harford County	Owned	78,220	69%	18,641	2,475	—	2Q 10	2Q 11

Subtotal Defense Information Technology			630,886	38%	$152,406	$104,547	$67,957
% of Total Drivers			42%

7740 Milestone Parkway Hanover, Maryland (4)	BWI Airport	JV	148,130	6%	$35,485	$28,264	—	3Q 08	3Q 09

9945 Federal Drive (Hybrid I) Colorado Springs, Colorado	I-25 North Corridor	Owned	73,940	0%	12,217	8,504	5,797	3Q 08	3Q 09

9925 Federal Drive (Hybrid II) Colorado Springs, Colorado (5)	I-25 North Corridor	Owned	53,745	91%	8,333	7,919	5,643	3Q 08	3Q 09

Subtotal Market Demand			275,815	21%	$56,035	$44,687	$11,440
% of Total Drivers			18%

5520 Research Park Drive (UMBC) Baltimore, Maryland	BWI Airport	Land Lease	105,964	26%	21,278	17,609	13,906	3Q 08	3Q 09

Subtotal Research Park			105,964	26%	$21,278	$17,609	$13,906
% of Total Drivers			7%

Total Under Construction			1,511,268	33%	$331,089	$193,932	$93,303

	% of Total	Total Rentable	Percentage
Regions	Regions	Square Feet	Leased
Baltimore/Washington Corridor	46%	696,393	35%
Suburban Maryland	13%	201,684	88%
Colorado Springs	24%	363,181	23%
San Antonio	17%	250,010	0%
Total Under Construction by Region	100%	1,511,268	33%

(1) Anticipated Total Cost includes land, construction and leasing costs.

(2) Actual or anticipated construction completion date is the estimated date of completion of the building shell.

(3) Anticipated operational date is the estimated date when leases have commenced on 100% of a property’s space or one year from the cessation of major construction activities.

(4) Although classified as “Under Construction,” 8,626 square feet are operational.

(5) Although classified as “Under Construction,” 43,721 square feet are operational.

Demand Driver Categories (as classified by COPT management):

Defense Information Technology: Development opportunity created through our current and future relationships with defense information technology contractors and, possibly, minor Government tenancy.

Government: Development opportunity created through our existing and future relationship with various agencies of the government of the United States of America. Excludes Government tenancy included in Defense Information Technology.

Market Demand: Development opportunity created through perceived unfulfilled space requirements within a specific submarket; potential submarket demand exceeds existing supply.

Research Park: Development opportunity created through specific research park relationship.

Development Summary as of March 31, 2009 (continued)

(Dollars in thousands)

		Wholly					Actual or
		Owned	Total				Anticipated
		or Joint	Rentable		Anticipated		Construction	Anticipated
		Venture	Square	Percentage	Total	Cost	Completion	Operational
Property and Location	Submarket	(JV)	Feet	Leased	Cost (1)	to date	Date (2)	Date (3)

Redevelopment

7468 Candlewood Road Hanover, Maryland	BWI Airport	JV	356,000	0%	$43,554	$28,326	3Q 09	3Q 10

Total Redevelopment			356,000	0%	$43,554	$28,326

Under Development

Riverwood I & II Columbia, Maryland	Howard Co. Perimeter	Owned	70,000		$22,365	$2,238	1Q 11	1Q 12

Subtotal Government			70,000		$22,365	$2,238
% of Total Drivers			14%

308 Sentinel Drive (308 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	161,200		$39,200	$4,165	4Q 10	4Q 11

North Gate Business Park (Lot C) Aberdeen, Maryland	Harford County	Owned	78,650		19,000	2,014	3Q 10	3Q 11

Military Drive Business Park (Bldg A) San Antonio, Texas	San Antonio Northwest	Owned	90,000		16,000	1,704	4Q 10	4Q 11

430 National Business Parkway Annapolis Junction, Maryland	BWI Airport	Owned	125,000		28,750	1,800	3Q 11	3Q 12

Subtotal Defense Information Technology			454,850		$102,950	$9,683
% of Total Drivers			87%

Total Under Development			524,850		$125,315	$11,921

	% of Total	Total Rentable
Regions	Regions	Square Feet
Baltimore/Washington Corridor	68%	356,200
Suburban Maryland	15%	78,650
San Antonio	17%	90,000
Total Under Development by Region	100%	524,850

(1) Anticipated Total Cost includes land, construction and leasing costs.

(2) Actual or anticipated construction completion date is the estimated date of completion of the building shell.

(3) Anticipated operational date is the estimated date when leases have commenced on 100% of a property’s space or one year from the cessation of major construction activities.

Demand Driver Categories (as classified by COPT management):

Defense Information Technology: Development opportunity created through our current and future relationships with defense information technology contractors and, possibly, minor Government tenancy.

Government: Development opportunity created through our existing and future relationship with various agencies of the government of the United States of America. Excludes Government tenancy included in Defense Information Technology.

Market Demand: Development opportunity created through perceived unfulfilled space requirements within a specific submarket; potential submarket demand exceeds existing supply.

Research Park: Development opportunity created through a specific research park relationship.

Total Development Placed into Service as of March 31, 2009

(Dollars in thousands)

									Percentage of
		Wholly	Total						Development Square
		Owned or	Rentable	Development Square Feet Placed Into Service					Feet Placed Into
		Joint Venture	Square		Year 2009				Service Leased
Property and Location	Submarket	(JV)	Feet	Year 2008	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	as of 03/31/09

5825 University Research Court College Park, Maryland	College Park	JV	116,083	41,500	74,583	—	—	—	58.3%

7740 Milestone Parkway Hanover, Maryland	BWI Airport	JV	148,130	—	8,626	—	—	—	100.0%
Total Development Placed Into Service			264,213	41,500	83,209	—	—	—	61.1%

Land Inventory as of March 31, 2009

			Non-Wholly Owned			Wholly Owned
					Developable		Developable
Location	Submarket	Status	Acres		Square Feet	Acres	Square Feet

Westfields Corporate Center	Dulles South	owned	—		—	23	400,460
Westfields — Park Center	Dulles South	owned	—		—	33	674,163
Woodland Park	Herndon	owned	—		—	5	225,000
Total Northern Virginia			—		—	61	1,299,623

National Business Park (Phase II)	BWI Airport	owned	—		—	26	565,000
National Business Park (Phase III)	BWI Airport	owned	—		—	173	1,367,000
1243 Winterson Road (AS 22)	BWI Airport	owned	—		—	2	30,000
940 Elkridge Landing Road (AS 7)	BWI Airport	owned	—		—	3	53,941
Arundel Preserve	BWI Airport	under contract/JV	56	up to	1,651,870	—	—
1460 Dorsey Road	BWI Airport	owned	—		—	6	60,000
Columbia Gateway Parcel T-11	Howard Co. Perimeter	owned	—		—	14	220,000
7125 Columbia Gateway Drive	Howard Co. Perimeter	owned	—		—	5	120,000
Total Baltimore / Washington Corridor			56		1,651,870	230	2,415,941

White Marsh	White Marsh	owned	—		—	152	1,692,000
37 Allegheny Avenue	Towson	owned	—		—	0.3	40,000
North Gate Business Park	Harford County	owned	—		—	45	600,464
Total Suburban Baltimore			—		—	197	2,332,464

110 Thomas Johnson Drive	Frederick	owned	—		—	6	170,000
Route 15 / Biggs Ford Road	Frederick	owned	—		—	107	1,000,000
Rockville Corporate Center	Rockville	owned	—		—	10	220,000
M Square Research Park	College Park	JV - 45% ownership	49		510,453	—	—
Total Suburban Maryland			49		510,453	123	1,390,000

Unisys Campus	Blue Bell	owned	—		—	45	600,000
Total Greater Philadelphia			—		—	45	600,000

Princeton Technology Center	Exit 8A - Cranbury	owned	—		—	19	250,000
Total Central New Jersey			—		—	19	250,000

Dahlgren Technology Center	King George County	owned	—		—	39	122,000
Expedition Park	St. Mary’s County	owned	—		—	6	60,000
Total St. Mary’s & King George Counties			—		—	46	182,000

InterQuest	I-25 North Corridor	owned	—		—	113	1,626,592
9965 Federal Drive	I-25 North Corridor	owned	—		—	4	30,000
Patriot Park	Colorado Springs East	owned	—		—	71	756,257
Aerotech Commerce	Colorado Springs East	owned	—		—	6	90,000
Total Colorado Springs			—		—	194	2,502,849

San Antonio	San Antonio Northwest	owned	—		—	9	125,000
San Antonio	San Antonio Northwest	owned	—		—	31	375,000
San Antonio	San Antonio Northwest	owned	—		—	25	410,000
Westpointe Business Center	San Antonio Northwest	owned	—		—	15	250,000
Total San Antonio			—		—	80	1,160,000

Indian Head	Charles County, MD	JV- 75% ownership	192		967,250	—	—
Fort Ritchie (1)	Fort Ritchie	owned	—		—	591	1,700,000
Total Other			192		967,250	591	1,700,000

TOTAL			297		3,129,573	1,584	13,832,877

This land inventory schedule excludes all properties listed as under construction, redevelopment or under development as detailed on pages 30 and 31.

(1) The Fort Ritchie acquisition includes 283,565 square feet of existing office space targeted for future redevelopment and 110 existing usable residential units.

Joint Venture Summary as of March 31, 2009

(Dollars in thousands)

Consolidated Properties

	Joint Venture							Option to
	Interest					Consolidated		Acquire
	Held By		Square		Total	Debt as	Recourse	Partner’s
Property and Location	COPT	Status	Feet	Acreage	Assets (1)	of 3/31/09	to COPT	Interest

4230 Forbes Boulevard
Lanham, Maryland	50.0%	Operating	55,866	5 acres	$4,605	$—	N/A	Yes

7468 Candlewood Road (2)
Hanover, Maryland	92.5%	Redevelopment	356,000	19 acres	28,366	—	N/A	Yes

Indian Head Technology Center Business Park
Indian Head, Maryland	75.0%	Land Inventory	827,250	169 acres	6,808	—	N/A	No

7740-7744 Milestone Parkway (3)		Construction/
Hanover, Maryland	50.0%	Land Inventory	451,730	23 acres	28,696	—	N/A	No

5825 University Research Court
College Park, Maryland	45.0%	Construction	116,083	8 acres	20,532	—	N/A	No

5850 University Research Court
College Park, Maryland	45.0%	Construction	123,464	8 acres	12,429	—	N/A	No

M Square Research Park
College Park, Maryland	45.0%	Land Inventory	510,453	49 acres	3,247	—	N/A	No

TOTAL					$104,683	$—

Unconsolidated Properties

	Joint Venture						Option to
	Interest				Off-Balance		Acquire
	Held By		Square	COPT	Sheet Debt as	Recourse	Partner’s
Property and Location	COPT	Status	Feet	Investment	of 3/31/09	to COPT	Interest

Greater Harrisburg Portfolio
Harrisburg and Mechanicsburg, Pennsylvania	20.0%	Operating	671,759	$(4,809)	$66,600	No	No

(1)  Total assets includes any outside investment basis related to the applicable joint venture plus the total assets recorded on the books of the consolidated joint venture.

(2)  The 7468 Candlewood Road project is currently being redeveloped into approximately 356,000 rentable square feet of warehouse/flex space.

(3)  In this joint venture entity, one building totaling 151,800 square feet is currently under construction.

Reconciliations of Non GAAP Measurements

(Dollars in thousands)

	2009	2008 (as adjusted)
	March 31	December 31	September 30	June 30	March 31

Total Assets or Denominator for Debt to Total Assets	$3,137,290	$3,114,239	$3,100,831	$3,011,374	$2,937,450
Accumulated depreciation	362,318	343,110	339,429	320,879	303,709
Intangible assets on real estate acquisitions, net	85,774	91,848	98,282	104,136	102,647
Assets other than assets included in investment in real estate	(327,878)	(335,773)	(362,132)	(308,969)	(319,320)
Denominator for Debt to Undepreciated Book Value of Real Estate Assets	$3,257,504	$3,213,424	$3,176,410	$3,127,420	$3,024,486

GAAP revenues from real estate operations	$106,844	$103,599	$101,086	$97,946	$97,002
Revenues from discontinued operations	—	—	3	85	270
Combined real estate revenues	$106,844	$103,599	$101,089	$98,031	$97,272

GAAP revenues from real estate operations	$106,844	$103,599	$101,086	$97,946	$97,002
Property operating expenses	(39,033)	(36,786)	(35,854)	(33,957)	(34,542)
Revenues from discontinued operations	—	—	3	85	270
Property operating expenses from discontinued operations	—	—	(12)	(11)	(187)
Combined net operating income	$67,811	$66,813	$65,223	$64,063	$62,543

Depreciation and amortization	$26,491	$27,290	$25,583	$24,955	$24,892
Depreciation and amortization from discontinued operations	—	—	—	—	52
Combined real estate related depreciation and other amortization	$26,491	$27,290	$25,583	$24,955	$24,944

Total tenant improvements and incentives on operating properties	$4,225	$5,472	$6,305	$4,731	$3,847
Total capital improvements on operating properties	1,513	4,434	3,179	2,631	1,017
Total leasing costs for operating properties	1,626	1,269	999	520	1,245
Less: Nonrecurring tenant improvements and incentives on operating properties	(41)	(1,615)	(1,995)	(1,287)	(795)
Less: Nonrecurring capital improvements on operating properties	(588)	(836)	(1,299)	(866)	(502)
Less: Nonrecurring leasing costs for operating properties	(900)	(49)	(217)	(22)	(30)
Add: Recurring improvements on operating properties held through joint ventures	48	7	36	114	—
Recurring capital expenditures	$5,883	$8,682	$7,008	$5,821	$4,782

Interest expense from continuing operations	$19,424	$21,290	$22,503	$21,162	$21,915
Interest expense from discontinued operations	—	—	—	10	41
Combined interest expense	$19,424	$21,290	$22,503	$21,172	$21,956
Less: Amortization of deferred financing costs	(1,024)	(1,038)	(1,143)	(885)	(777)
Denominator for interest coverage	$18,400	$20,252	$21,360	$20,287	$21,179
Scheduled principal amortization	2,847	2,858	3,424	3,566	3,820
Denominator for Debt Service Coverage	$21,247	$23,110	$24,784	$23,853	$24,999
Scheduled principal amortization	(2,847)	(2,858)	(3,424)	(3,566)	(3,820)
Preferred dividends - redeemable non-convertible	4,025	4,026	4,025	4,026	4,025
Preferred distributions	165	165	165	165	165
Denominator for Fixed Charge Coverage	$22,590	$24,443	$25,550	$24,478	$25,369

Common dividends for Earnings Payout Ratio	$20,264	$19,283	$19,183	$16,197	$16,173
Common distributions	2,085	2,946	3,021	2,772	2,771
Dividends and distributions for FFO and AFFO Payout Ratio	$22,349	$22,229	$22,204	$18,969	$18,944

Income tax expense from continuing operations	$70	$99	$97	$(107)	$112
Income tax expense from gain on sales of discontinued operations	—	—	—	—	—
Income tax expense from gain on other sales of real estate	—	—	—	5	573
Combined income tax expense	$70	$99	$97	$(102)	$685